Securities Act File No. 333-100654

Investment Company Act File No. 811-21237

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.422	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 423	☒

Unified Series Trust

(Exact Name of Registrant as Specified In Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (513) 587-3400

Elisabeth Dahl

Secretary

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

Copies to:

Donald S. Mendelsohn, Esq.

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

(513) 352-6546

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on 4/30/2018 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Miles Capital Alternatives Advantage Fund

Class N (MILNX)

Class I (MILIX)

Prospectus dated April 30, 2018

The U. S. Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARY

Investment Objective

The Miles Capital Alternatives Advantage Fund (the “Fund”) seeks to provide long-term total return with less volatility than U.S. equity markets.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class N	Class I
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	NONE
Other Expenses[1]	0.98%	0.98%
Acquired Fund Fees and Expenses	1.34%	1.34%

Total Annual Fund Operating Expenses	3.57%	3.32%
Fee Waiver/Expense Reimbursement[1]	(0.23)%	(0.23)%

Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	3.34%	3.09%

[1]	The Fund’s Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual operating expenses for each class (excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board of Trustees; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.75% of average daily net assets through April 30, 2019. Any waiver or reimbursement by the Adviser is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable Annual Limit in effect at the time of the expense payment or the reimbursement. This expense cap may not be terminated prior to this date except by the Board of Trustees.

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Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. It assumes a 5% return on your investment each year and that the Fund’s operating expenses remain the same. Only the first year in each period in the Example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

	1 year	3 years	5 years	10 years
Class N	$337	$1,073	$1,831	$3,821
Class I	$312	$1,000	$1,711	$3,597

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in mutual funds and exchange-traded funds (“ETFs”, together with mutual funds referred to as “underlying funds”) that use alternative or hedging strategies. The alternative strategies used by the underlying funds may include long/short equity or credit, market neutral and arbitrage, global macro, commodities or commodity-linked instruments, currencies, leverage, and illiquid private placements or distressed assets. The hedging strategies used by underlying funds may include the use of short positions, options, futures, and other derivative and similar instruments.

Miles Capital, Inc., (the “Adviser”), uses both a top-down and bottom-up approach in evaluating and selecting Fund investments. The Adviser starts by assessing the outlook for individual alternative strategies based upon the Adviser’s current views on economic trends and the investment environment. The Adviser’s selection of individual underlying funds begins with a quantitative assessment of the underlying fund’s ability to generate returns—both absolute and relative to appropriate benchmarks and peers—on a consistent basis. During this process, the Adviser pays particular attention to an underlying fund’s relative returns during historically difficult investment periods. The Adviser then uses qualitative analysis to choose the underlying funds that it believes will continue to perform well going forward.

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The Adviser seeks to manage risk by monitoring the Fund’s net exposure to broad market indices, volatility of performance, investment style consistency and stability of holdings. The Adviser actively adjusts the Fund’s portfolio based on its outlook for different alternative strategies using a dynamic and flexible allocation process. The Adviser attempts to further mitigate risk by maintaining a diversified portfolio with respect to the Fund’s exposure to alternative asset categories and strategies.

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. The Fund’s performance is also subject to the risks that may affect the performance of the underlying funds, which are also discussed below.

•	Allocation Risk. Although the Adviser seeks to allocate the Fund’s assets among different alternative asset categories and strategies to limit risk exposure, the Fund may still at times favor an asset category or strategy that performs poorly relative to other asset categories and strategies. To the extent the Fund invests in alternative asset classes and strategies that underperform the general stock market, the Fund will likely underperform relative to a fund invested primarily in the general stock market.

•	Commodity Risk. Investing in underlying funds that invest long or short in commodities and commodity linked-instruments, may subject the Fund to additional volatility and risks. The value of commodities and commodity-linked instruments may be affected by overall market movements and by factors affecting a particular commodity or industry, including adverse weather conditions, diseases, embargos, taxes, and other political and regulatory developments. The Fund’s ability to invest in commodity-linked funds and underlying funds that invest in commodities may be significantly limited by federal income tax rules applicable to regulated investment companies.

•	Concentration Risk. If an underlying fund is concentrated in a particular industry or economic sector, events that affect that industry or economic sector will have a greater effect on the underlying fund than they would on a fund that is more diversified among a number of unrelated industries or sectors.

•	Credit and Counterparty Risk. The counterparty to a transaction with the Fund or an underlying Fund may be unwilling or unable to make timely principal, interest or settlement payments, or otherwise meet its obligations.

•

Currency Risk. Currency risk includes the risk that currencies in which an underlying fund’s investments are traded, or currencies in which an underlying fund has taken an active position, will decline in value relative to

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the U.S. dollar. Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying fund’s investments.

•	Derivatives Risk. The use of derivatives by an underlying fund could lead to substantial volatility and losses to the Fund. Some derivatives are “leveraged,” which means they provide the underlying fund with investment exposure greater than the value of the underlying fund’s investment in the derivatives. An investment in a derivative instrument may not correlate well with the performance of the securities or asset class to which the underlying fund seeks exposure. Derivatives may be illiquid and difficult to price, and the counterparty to a derivatives contract may be unable or unwilling to fulfill its obligations under the contract.

•	Futures. Futures markets are highly volatile and the use of futures may increase the volatility of an underlying fund’s net asset value (“NAV”). As a result of relatively low collateral requirements typically required for futures trading, an underlying fund’s use of futures could expose the underlying fund to gains or losses that far exceed the level of the underlying fund’s initial investment. As a result of this leveraging effect, if an underlying fund purchases a futures contract on an index or reference asset, a relatively small decrease in the value of the index or reference asset could lead to significant losses to the underlying fund.

•	Options. The use of options involves investment techniques and risks that are different from those associated with traditional securities. If an underlying fund sells a put option, it may be required to buy the underlying asset at a disadvantageous price. If an underlying fund sells a call option, it may be required to sell the underlying asset at a disadvantageous price. An underlying fund may lose the entire value of the premium paid to purchase a put or call option.

•	Equity Securities Risk. The value of a company’s equity securities are subject to changes in the company’s financial condition and overall market and economic conditions. Stocks of small-cap companies may pose greater market and liquidity risk than stocks of larger, more established companies.

•	Fixed-Income Securities Risk. Underlying funds that invest in fixed-income securities are subject to additional risks, including interest rate and credit risk. Rising interest rates typically cause the value of bonds and other debt instruments to fall, while declining interest rates generally increase the value of existing bonds and other debt instruments. Interest rate risk is generally greater for fixed-income investments with longer maturities or durations. The issuer of a fixed-income security may default on payment of interest or principal.

•

Foreign Securities Risk. Investing in foreign issuers, either directly or through underlying funds, may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local

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withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

•	Hedging Risk. Although underlying funds may use certain hedging strategies intended to limit or reduce investment risk, these strategies may be unsuccessful. An underlying fund’s use of hedging strategies may also limit or reduce its potential for profit.

•	Leverage Risk. Underlying funds may use leverage, typically through derivatives, to increase their exposure to certain asset classes or investments. Leverage means that for every $1 invested in an underlying fund, the underlying fund may obtain exposure to more than $1 of underlying investments. The use of leverage typically magnifies both gains and losses. When an underlying fund increases its investment exposure through the use of leverage, a relatively small market movement may result in significant losses to the underlying fund.

•	Liquidity Risk. Underlying funds may hold less liquid securities, including private placements, Rule 144A securities and thinly traded securities. When there is no willing buyer and a security cannot be readily sold, an underlying fund may be unable to sell the security at an advantageous time or price. An inability to sell securities at the underlying fund’s desired price, or at all, can adversely affect the underlying fund’s NAV or prevent the fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

•	Management Risk. The performance of the Fund is dependent upon the Adviser’s skill in selecting underlying funds and in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

•	Market Risk. The prices of securities held by the Fund or by underlying funds may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund or by underlying funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

•

Other Investment Company Securities Risk. Investing in underlying investment companies, including mutual funds and ETFs, exposes the Fund to the investment performance (positive or negative) and risks of the investment companies. ETFs are subject to additional risks, including the risk that an ETF’s shares may trade at a market price that is above or below its NAV. The Fund will indirectly bear a portion of the fees and expenses of

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the underlying funds in which it invests, which are in addition to the Fund’s own direct fees and expenses.

•	Quantitative Methods Risk. The Adviser’s use of quantitative methods to assist in managing the Fund’s portfolio may not be successful. The quantitative methods may be flawed, may not work as expected, and may cause the Fund to underperform other funds with similar investment objectives and strategies.

•	Short Sales Risk. The underlying funds may sell securities short. An underlying fund must pay the lender interest on the security it borrows, and the underlying fund will lose money if the price of the security increases between the time of the short sale and the date when the underlying fund replaces the borrowed security. Such a loss is theoretically unlimited. Any loss will be increased by the amount of compensation, dividends or interest the underlying fund must pay to the lender of the security.

•	Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year as represented by the performance of Class I shares. The table below shows how the Fund’s average annual total returns compare over time to those of two broad-based securities market indices. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

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Best Quarter:	3rd Quarter 2017	1.47%
Worst Quarter:	2nd Quarter 2017	0.89%

Average Annual Total Returns (for periods ending December 31, 2017)

	One Year	Since Inception (3/14/2016)
Class I

Return Before Taxes	5.18%	2.67%
Return After Taxes on Distributions	5.16%	2.66%
Return After Taxes on Distributions and Sale of Fund Shares	2.94%	2.04%

Class N
Return Before Taxes	4.88%	2.40%

BofAML 3 Month Treasury Bill (reflects no deduction for fees, expenses, or taxes)	0.86%	0.63%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for Class I shares only and will vary for other classes. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if taxes and fees were deducted, the actual returns of the index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (844) 838-2120, a toll-free number.

Portfolio Management

Investment Adviser

Miles Capital, Inc.

Portfolio Manager

•	Steve Stotts, CFA, Director, Alternative Markets Solutions, portfolio manager of the Fund since 2016

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Purchase and Sale of Fund Shares

Minimum Initial Investment:	To Place Buy or Sell Orders
Class N: $2,500	By Mail: Miles Capital Alternatives Advantage Fund
Class I: $50,000	c/o: Ultimus Asset Services, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
Minimum Additional Investment:
$1,000	By Phone: (844) 838-2120

You may also sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (“IRA”), or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks to provide long-term total return with less volatility than U.S. equity markets.

Principal Investment Strategies

Under normal circumstances, the Fund pursues its investment objective by investing primarily in a managed portfolio of mutual funds and ETFs that use alternative or hedging strategies (underlying funds). The alternative strategies used by the underlying funds may include long/short equity or credit, market neutral and arbitrage, global macro, commodities or commodity-linked instruments, currencies, leverage, and illiquid private placement or distressed assets. The hedging strategies used by underlying funds may include the use of short positions, options, futures, and other derivative and similar instruments.

The Adviser uses both a top-down and bottom-up approach in evaluating and selecting Fund investments. The Adviser starts by assessing the outlook for individual alternative strategies based upon the Adviser’s current views on economic trends and the investment environment. The Adviser’s selection of individual underlying funds begins with a quantitative assessment of the underlying fund’s ability to consistently generate returns—both absolute and relative to appropriate benchmarks and peers. During this process, the Adviser pays particular attention to an underlying fund’s relative returns during historically difficult investment periods. The Adviser then performs a qualitative analysis to choose the underlying funds that it believes will continue to perform well going forward. While there are several factors that go into the selection process, the Adviser typically looks for underlying funds that it believes exhibit certain characteristics, including:

•	Strong management

•	Quality organizational infrastructure

•	Consistent investment style

•	Disciplined investment process

•	Proprietary processes that give an “edge”

•	Transparency

The Adviser seeks to manage risk by monitoring the portfolio’s net exposure to broad market indices, volatility of performance, investment style consistency and stability of holdings. The Adviser actively adjusts the Fund’s portfolio based on its outlook for different alternative strategies using a dynamic and flexible allocation process.

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The Adviser attempts to further mitigate risk by maintaining a diversified portfolio with respect to the Fund’s exposure to alternative asset categories and strategies.

Alternative Strategies

Alternative strategies typically seek to achieve performance that is not correlated with broader markets or that moves in the opposite direction of broader markets. For example, long/short strategies involve holding both long and short positions, typically with the goal of achieving long-term returns with lower volatility than a long-only portfolio. Market neutral strategies—a sub-set of long/short strategies—typically seek to divide market exposure equally between long and short positions in an attempt to achieve positive performance that is not correlated with broader markets. Arbitrage strategies attempt to capitalize on mispricings between similar or related securities, such as the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations or similar events. Global macro strategies generally invest in a wide range of security types and asset classes—often including equities, bonds, derivatives, currencies and commodities—around the world based on macro-views in an attempt to achieve long-term positive returns with low correlation to the performance of global markets. The alternative strategies used by underlying funds may make significant use of leverage, typically through derivatives, to increase their exposure to certain asset classes or investments.

Principal Risks of Investing in the Fund

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. By investing in other mutual funds and ETFs, the Fund will indirectly invest, to varying degrees, in equity and debt securities of U.S. and foreign issuers, including small-cap companies. Most of the underlying funds may also invest in derivatives, and some may be substantially invested in derivatives. While certain of the risks below describe investments made by underlying funds, the Fund will also be subject to these same risks directly to the extent it directly invests in these investments.

•	Allocation Risk. Although the Adviser seeks to allocate the Fund’s assets among different alternative asset categories and strategies to limit risk exposure, the Fund may still at times favor an asset category or strategy that performs poorly relative to other asset categories and strategies. To the extent the Fund invests in alternative asset classes and strategies that underperform the general stock market, the Fund will likely underperform relative to a fund invested primarily in the general stock market.

•

Commodity Risk. Investing in underlying funds that invest long or short in commodities and commodity linked-instruments may subject the Fund to additional volatility and risks. The value of commodities and commodity-linked instruments may be affected by overall market movements and by

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factors affecting a particular commodity or industry, including adverse weather conditions, diseases, embargos, taxes, and other political and regulatory developments. The Fund’s ability to invest in commodity-linked funds and underlying funds that invest in commodities may be significantly limited by federal income tax rules applicable to regulated investment companies. The Fund’s ability to invest in underlying funds that invest in commodities may also be limited by Commodity Exchange Act of 1934, as amended, and the rules and regulations thereunder.

•	Concentration Risk. The Fund may invest in underlying funds that concentrate their investments in a particular industry or economic sector. When an underlying fund is concentrated in a particular industry or economic sector, events that affect that industry or economic sector will have a greater effect on the underlying fund than they would on a fund that is more diversified among a number of unrelated industries or sectors.

•	Credit and Counterparty Risk. The counterparty to a transaction with the Fund or an underlying fund may be unwilling or unable to make timely principal, interest or settlement payments, or otherwise meet its obligations. Underlying funds that invest in fixed-income securities are subject to the risk that the issuers of the securities will have their credit rating downgraded or will default, potentially reducing the underlying fund’s share price and income level. Underlying funds may invest in below-investment-grade debt securities (sometimes referred to as “junk bonds), which may be considered speculative. The lower ratings given to junk bonds reflect a greater possibly that the issuer will default on its obligations to make timely payments of interest and principal. If this occurs, or is perceived as likely to occur, the value of the bonds is likely to fall. Underlying funds that invest in over-the-counter derivatives (such as certain swap contracts and forward foreign currency contracts), engage in securities lending or use repurchase agreements are also subject to credit risk.

•	Currency Risk. Currency risk includes the risk that currencies in which an underlying fund’s investments are traded, or currencies in which an underlying fund has taken an active position, will decline in value relative to the U.S. dollar. Fluctuations in exchange rates may adversely affect the U.S. dollar value of an underlying fund’s investments.

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Derivatives Risk. The use of derivatives by the Fund or an underlying fund could lead to substantial volatility and losses to the Fund, and will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed. Derivatives are financial contracts with a value that depends on, or is derived from, the value of something else, such as one or more investments, pools of underlying assets, reference rates, or indices. The Fund or an underlying fund may use derivatives for both hedging and non-hedging purposes, including as a substitute for a direct investment in securities or other assets. Many derivatives create investment leverage, which means that

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an adverse change in the value or level of the underlying asset, reference rate, or index can result in losses substantially greater than the amount invested in the derivative itself. Derivatives may be illiquid and difficult to price, and the counterparty to a derivatives contract may be unable or unwilling to fulfill its obligations under the contract.

•	Futures: Futures markets are highly volatile and the use of futures may increase the volatility of an underlying fund’s NAV. As a result of relatively low collateral requirements typically required for futures trading, an underlying fund’s use of futures could expose the underlying fund to gains or losses that far exceed the level of the underlying fund’s initial investment. As a result of this leveraging effect, if an underlying fund purchases a futures contract on an index or reference asset, a relatively small decrease in the value of the index or reference asset could lead to significant losses to the underlying fund.

•	Options: The use of options involves investment techniques and risks that are different from those associated with traditional securities. If an underlying fund sells a put option, it may be required to buy the underlying asset at a disadvantageous price. If an underlying fund sells a call option, it may be required to sell the underlying asset at a disadvantageous price. An underlying fund may lose the entire value of the premium paid to purchase a put or call option.

•	Equity Securities Risk. Common and preferred stock represents an ownership interest in a company. The value of a company’s equity securities are subject to changes in the company’s financial condition and overall market and economic conditions. The value of a company’s equity securities will typically decline if the financial condition of the company declines, or if overall market and economic conditions deteriorate. Stocks of small-cap companies may pose greater market and liquidity risk than stocks of larger, more established companies. Equity markets can experience unpredictable significant decreases in market values over short or extended periods of time.

•	Fixed-Income Securities Risk. Underlying funds that invest in fixed-income securities are subject to additional risks, including interest rate and credit risk. Rising interest rates typically cause the value of bonds and other debt instruments to fall, while declining interest rates generally increase the value of existing bonds and other debt instruments. Interest rate risk is generally greater for fixed-income investments with longer maturities or durations. The issuer of a fixed-income security may default on payment of interest or principal.

•

Foreign Securities Risk. Investing in foreign issuers, either directly or through underlying funds, may involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and

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regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

•	Hedging Risk. Certain underlying funds may use “hedging” strategies (strategies intended to offset a potential loss in one position by establishing an opposite position in another investment). While hedging strategies are generally intended to limit or reduce investment risk, they can also be expected to limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful or will work as expected.

•	Leverage Risk. Underlying funds may use leverage, typically through derivatives, to increase their exposure to certain asset classes or investments. Leverage means that for every $1 invested in an underlying fund, the underlying fund may obtain exposure to more than $1 of underlying investments. The use of leverage typically magnifies both gains and losses. When an underlying fund increases its investment exposure through the use of leverage, a relatively small market movement may result in significant losses to the underlying fund. Investments in funds that use leverage tend to be more volatile, with larger gains and losses in response to market changes than are typical for investments in funds that do not use leverage.

•	Liquidity Risk. Underlying funds may hold less liquid securities, including private placements, Rule 144A securities and thinly traded securities. When there is no willing buyer and a security cannot be readily sold, an underlying fund may be unable to sell the security at an advantageous time or price. An inability to sell securities at the underlying fund’s desired price, or at all, can adversely affect the underlying fund’s value or prevent the fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

•	Management Risk. The performance of the Fund is dependent upon the Adviser’s skill in selecting underlying funds and in making appropriate investments. The Adviser will apply its investment techniques and skill in making investment decisions for the Fund, but there is no guarantee that these will produce the desired results. The Fund may seek exposure to asset classes and investments not included in the Fund’s benchmark or typically held by similar mutual funds. To the extent these asset classes or investments do not perform as the Adviser expects, the Fund may significantly underperform its benchmark or its peers.

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Market Risk. The prices of securities held by the Fund or by underlying funds may decline sharply in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund or by underlying funds; conditions affecting the general economy; overall market changes; local, regional or global political,

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social or economic instability; and currency, interest rate and commodity price fluctuations.

•	Other Investment Company Securities Risk. When the Fund invests in other investment companies, including mutual funds, closed-end funds and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). Because shares of ETFs and closed-end funds trade on an exchange at market prices, their shares may trade at a price that is above or below their NAV. Inverse and leveraged ETFs typically use investment techniques and financial instruments that may be considered speculative, including the use of derivative transactions and short selling techniques. An active (or liquid) trading market for an ETF’s or closed-end fund’s shares may not develop or be maintained.

•	Quantitative Methods Risk. The Adviser’s use of quantitative methods to assist in managing the Fund’s portfolio may not be successful. Investments selected using quantitative methods may not perform as expected for several reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market risk and returns. Errors in the Adviser’s quantitative methods or analysis, or the data on which they are based, could adversely affect the use of the methods or analysis and negatively affect the Fund’s performance. The use of quantitative methods and analysis may also fail because of human error.

•	Short Sales Risk. The underlying funds may sell securities short. An underlying fund must pay the lender interest on the security it borrows, and the underlying fund will lose money if the price of the security increases between the time of the short sale and the date when the underlying fund replaces the borrowed security. Any loss will be increased by the amount of compensation, dividends or interest the underlying fund must pay to the lender of the security. Because a loss incurred on a short sale results from an increase in the value of the security, losses on a short sale are theoretically unlimited. In addition, an underlying fund may not be able to close out a short position at a desirable time or price. A lender may request that borrowed securities be returned on short notice, and the underlying fund may have to buy the securities sold short at an unfavorable price. An underlying fund that takes both long and short positions is subject to the risk that the value of securities held long might decrease while the value of securities sold short might increase in response to activities of an individual company or general market conditions. In this case, the underlying fund’s potential losses could exceed those of funds that hold only long positions.

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•	Cybersecurity Risks. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value (“NAV”); impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Changes in Policies

The Fund’s investment objective may be changed without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s investment policies may be changed by the Board of Trustees (the “Board”) of the Trust without shareholder approval unless otherwise noted in this Prospectus or the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information, which is available at www.milescapitalfunds.com.

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ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Adviser

Miles Capital, Inc., 1415 28th St., Suite 200, West Des Moines, Iowa, serves as the investment adviser to the Fund. Founded in 1982, the Adviser is an employee-owned institutional investment manager committed to helping clients achieve success through integrated investment solutions. The Adviser focuses primarily on managing fixed-income, equity, and alternative markets investment strategies for insurance companies, nonprofits, local government pools, and other institutional clients. As of December 31, 2017, the Adviser had approximately $4.8 billion under management.

For its services as investment adviser to the Fund, the Adviser is entitled to receive an annual fee of 1.00% of the Fund’s average daily net assets. The Adviser also has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses (portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.75% of the Fund’s average daily net assets. The contractual agreement is in effect through April 30, 2019. Any fee waiver and expense reimbursement by the Adviser is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable Annual Limit in effect at the time of the expense payment or the reimbursement. During the Fund’s fiscal year ended December 31, 2017, the Fund paid the Adviser a management fee equal to 0.77% of the Fund’s average daily assets, after fee waivers and expense reimbursements.

To the extent that the Adviser, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the adviser pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending

16

or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board considered in renewing the Fund’s advisory agreement is included in the Fund’s Annual Report to shareholders dated December 31, 2017.

Portfolio Manager

The Adviser’s Alternative Markets Solutions Committee is responsible for oversight of the due diligence process and approves new managers, mutual funds, or ETFs for inclusion in the portfolio. Steve Stotts, the Fund’s portfolio manager, is primarily responsible for the oversight of the Fund.

Steve Stotts, CFA

Steve Stotts serves as Director, Alternative Markets Solutions for the Adviser, and is responsible for oversight and delivery of the Adviser’s alternative markets asset management. Prior to joining the Adviser, Mr. Stotts served as Vice President, Head of External Managers for Aviva Investors North America. At Aviva he managed in excess of $2 billion in alternative investment portfolios for both U.S. and international clients, overseeing fund selection, compliance, and vehicle development.

ACCOUNT INFORMATION

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

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Classes of Shares

The Fund currently offers Class N and Class I shares.

•	Class N. Class N shares require an initial minimum investment of $2,500 and charge a 0.25% 12b-1 fee. Class N shares are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Fund’s distributor. Class N shares are often made available on various no transaction fee platforms.

•	Class I. Class I shares are subject to a higher minimum initial investment of $50,000. Class I shares do not pay any 12b-1 fees. Class I shares can be purchased directly through the distributor or other financial institutions, which may charge transaction fees with respect to your purchase.

There is a $1,000 minimum for subsequent investments, which may be waived by the Fund in certain circumstances.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. Class N shares pay ongoing 12b-1 fees, and therefore have higher annual expenses than Class I shares. Shares purchased through a financial intermediary (other than the Fund’s distributor) may be subject to transaction fees payable to the financial intermediary.

The Fund reserves the right to change the above eligibility criteria for either share class. The Fund may waive the investment minimums for either class of shares at its discretion, including for existing clients of the Adviser. For example, the Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions.

However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and

•	a personal check with name pre-printed (subject to the minimum amounts) made payable to the Fund; and

•	an indication of whether Class N or Class I shares are to be purchased.

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Mail the application and check to:

U.S. Mail:	Overnight:
Miles Capital Alternatives Advantage Fund	Miles Capital Alternatives Advantage Fund
c/o Ultimus Asset Services, LLC	c/o Ultimus Asset Services, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (844) 838-2120 to obtain information on how to set up your account and obtain an account number.

You must provide a signed application to Ultimus Asset Services, LLC, the Fund’s transfer agent, at the above address, to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the NAV next determined after the wire is received by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	your name,

•	the name(s) on your account(s),

•	your account number(s),

•	the name of the Fund (including share class),

•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a

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systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or quarterly to allow dollar-cost averaging by automatically deducting funds from your bank checking account. You may change the amount of your automatic deduction at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax sheltered retirement plans, including: IRAs; simplified employee pensions (“SEP”); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Distribution Plan

The Trust, with respect to the Fund, has adopted a distribution plan for its Class N shares in accordance with Rule 12b-1 under the 1940 Act. Under the Fund’s plan, the Fund pays a fee of 0.25% of the average daily net assets of Class N shares to the Fund’s Distributor, Adviser or any broker-dealer, investment adviser, bank or other financial intermediaries to help defray the cost of distributing Class N shares or servicing Class N shareholders, including sales and marketing expenses. Because these fees are an ongoing expense, over time they reduce the net investment results of Class N shares and may cost you more than paying other types of sales charges. The Fund’s Adviser may also make payments to financial intermediaries for the distribution of Fund shares. Class I shares, for shareholders who meet the investment minimum, will be less expensive than Class N shares because they do not charge a 12b-1 fee.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than money orders issued by a bank) credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a 15 business

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day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

The Fund has authorized certain financial intermediaries to accept purchase and sell orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the financial intermediary to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects to hold cash or cash equivalents sufficient to meet redemption requests. However, the Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with management of the Fund. These redemption methods may be used regularly and may also be used under stressed market conditions. The Fund may access a line of credit to meet redemption requests during stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. If an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a financial intermediary, you may be charged a fee (including commissions) by that financial intermediary.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Miles Capital Alternatives Advantage Fund	Miles Capital Alternatives Advantage Fund
c/o Ultimus Asset Services, LLC	c/o Ultimus Asset Services, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

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“Proper order” means your request for a redemption must include:

•	the Fund name,

•	account number,

•	account name(s) and address, and

•	the dollar amount or number of shares you wish to redeem.

Requests to sell shares that are received in proper order are processed at the NAV next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (844) 838-2120 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone – You may redeem any part of your account (up to $50,000) in the Fund by calling Shareholder Services at (844) 838-2120. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

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Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

UAS, the Fund’s administrator, performs automated monitoring of short-term trading activity with respect to the Fund. Instances of suspected short-term trading are investigated by the administrator’s compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then UAS notifies the Fund’s Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Fund through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing. UAS reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (844) 838-2120. Redemption requests specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption

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made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange (the “NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $2,500 for Class N shares or $50,000 for Class I shares, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the appropriate class to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, pursuant to the Agreement and Declaration of Trust, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class. The NAV of each class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The NAV of each class is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the closing price reported by the exchange on which such securities are traded. If market quotations are not available or do not reflect a fair value, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the value, then the assets may be valued by the Adviser at a fair value as

24

determined in good faith by the Adviser pursuant to guidelines established by the Board. When pricing securities using the fair value guidelines established by the Board, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Fund’s Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains at least annually. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will occur annually, and will consist primarily of net realized capital gains.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The net investment income dividends you receive, whether or not reinvested, generally will be taxed as ordinary income. However, distributions of “qualified dividend income” (generally, dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at the same maximum federal income tax rate applicable to net capital gains (currently 20%).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss) to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are

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taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. Currently, long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal income tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Generally, the Fund expects that, as a result of its investment objectives and strategies, its investment income will include income from swap agreements and net short-term gains from certain option transactions.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

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If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 24% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. This tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different from the Fund’s default lot identification method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax adviser with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you better understand the Fund’s financial performance for the periods shown. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen & Company, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request

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Miles Capital Alternatives Advantage Fund – Class N

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended December 31, 2017	For the Period Ended December 31, 2016(a)
Selected Per Share Data
Net asset value, beginning of period	$9.95	$10.00

Investment operations:

Net investment loss	(0.01)	(0.08)

Net realized and unrealized gain	0.50	0.03	(b)

Total from investment operations	0.49	(0.05)

Less distributions to shareholders:

From net realized gains	(0.01)	–

Total distributions	(0.01)	–

Net asset value, end of period	$10.43	$9.95

Total Return(c)	4.88%	(0.50	)%(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$13	$12

Ratio of net expenses to average net assets(f)	2.00%	2.00	%(e)

Ratio of gross expenses to average net assets before waiver and reimbursement(f)	2.23%	3.38	%(e)

Ratio of net investment loss to average net assets(g)	(0.18)%	(1.04	)%(e)

Portfolio turnover rate	8%	11	%(d)

(a)	For the period March 14, 2016 (commencement of operations) to December 31, 2016.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Total return represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	Does not include expenses of the investment companies in which the Fund invests.
(g)	Does not include net investment income of the investment companies in which the Fund invests.

29

Miles Capital Alternatives Advantage Fund – Class I

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended December 31, 2017	For the Period Ended December 31, 2016(a)
Selected Per Share Data
Net asset value, beginning of period	$9.97	$10.00

Investment operations:

Net investment income (loss)	0.01	(0.03)

Net realized and unrealized gain	0.51	–	(b)(c)

Total from investment operations	0.52	(0.03)

Less distributions to shareholders:

From net realized gains	(0.01)	–

Total distributions	(0.01)	–

Net asset value, end of period	$10.48	$9.97

Total Return(c)	5.18%	(0.30	)%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$18,705	$17,255

Ratio of net expenses to average net assets(g)	1.75%	1.75	%(f)

Ratio of gross expenses to average net assets before waiver and reimbursement(g)	1.98%	2.86	%(f)

Ratio of net investment income (loss) to average net assets(h)	0.08%	(0.60	)%(f)

Portfolio turnover rate	8%	11	%(e)

(a)	For the period March 14, 2016 (commencement of operations) to December 31, 2016.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Amount is less than $0.005.
(d)	Total return represents the rate that a shareholder would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	Annualized.
(g)	Does not include expenses of the investment companies in which the Fund invests.
(h)	Does not include net investment income of the investment companies in which the Fund invests.

30

ADDITIONAL INFORMATION ABOUT THE FUND

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The Annual Report also includes a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during its last fiscal year.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You may obtain free copies of the SAI, Annual Report and Semi-Annual report as well as other information about the Fund and may make other shareholder inquiries by calling Shareholder Services at (844) 838-2120. You may also obtain fee copies of these materials by visiting the Fund’s website at www.milescapitalfunds.com.

You may review and copy information about the Fund (including the SAI) at the SEC Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may also obtain reports and other information about the Fund on the EDGAR Database at http.//www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act #811-21237

31

MILES CAPITAL ALTERNATIVES ADVANTAGE FUND

STATEMENT OF ADDITIONAL INFORMATION

Class N (MILNX) Class I (MILIX)

April 30, 2018

This Statement of Additional Information (“SAI”) provides general information about the Miles Capital Alternatives Advantage Fund (the “Fund”). This SAI is not a prospectus. It should be read in conjunction with the Fund’s prospectus dated April 30, 2018 (the “Prospectus”). The SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2017 (the “Annual Report”). To obtain a free copy of the Fund’s Prospectus or Annual Report, please write the transfer agent at Ultimus Asset Services, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, call Shareholder Services at (844) 838-2120, or visit the Adviser’s website www.milescapitalfunds.com.

DESCRIPTION OF THE TRUST AND THE FUND

The Miles Capital Alternatives Advantage Fund (the “Fund”) is a diversified series of Unified Series Trust (the “Trust”), an Ohio business trust established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust is an open-end management investment company. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on March 14, 2016. The investment adviser to the Fund is Miles Capital, Inc. (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of the Fund with each other share of that class, and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Board. Expenses attributable to any class are borne by that class. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers two classes of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold annual meetings of shareholders. When matters are submitted to shareholders for a vote, each share has one vote, with fractional shares voting proportionally. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Board, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Board determines to liquidate the Fund. The Fund will provide notice to shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

In addition to the principal investment strategies and the principal risks described in the Fund’s prospectus, the Fund, and underlying funds in which the Fund may invest, may use other investment practices and may be subject to other risks, which are described below.

A.    Rule 144A Securities. The Fund may invest in Rule 144A securities that the Adviser determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund’s illiquid securities policy if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Adviser in accordance with the requirements established by the Trust. In determining the liquidity of such securities, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace where it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

B.    Corporate Debt Securities. Corporate debt securities are bonds or notes issued by domestic and foreign corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s Corporation (“S&P”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

Investments in foreign securities may present certain risks, including those resulting from changes in restrictions on foreign currency transactions and rates of exchange, future political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Other risks associated with investments in foreign securities include less liquid markets, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investments in developing countries involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The market prices of these securities and the ability of the Fund to hold such securities could be affected by social, economic and political instability.

C.    Derivative Instruments. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives, such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as “underlying assets”) or indices. The Fund may invest in derivative instruments directly or through the underlying funds in which the Fund invests.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts and swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options

(including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Risk of Potential Government Regulation of Derivatives. The regulation of certain derivatives, including futures, swaps and options transactions, in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse. Future regulation of various types of derivatives, including futures, swaps and options transactions, could limit or prevent the Fund from using these instruments as part of its investment strategy, which could prevent the Fund achieving its investment objective.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options, swaps and futures transactions in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests.

Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk/Market Exposure. The Fund may also use derivative instruments to manage the risks of its portfolio or to obtain market exposure. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

Exchange-Traded and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks pertaining to the use of particular derivative instruments are described in the sections that follow.

(1)    Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Adviser’s decision to engage in a derivative transaction will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund’s objectives, investment limitations, and operating policies. In making such a judgment, the Adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objectives.

(2)    Credit Risk. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract. In certain circumstances, the Adviser will obtain collateral or guarantees from credit support providers for the benefit of the Fund from the counterparty to minimize this credit risk.

(3)    Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4)    Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as “cover,” maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, or collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5)    Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6)    Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”), and various state regulatory authorities. In addition, the Fund’s ability to use derivative instruments may be limited by certain tax considerations.

The Trust on behalf of the Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodities Exchange Act (“CEA”), and therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA.

Leveraged Derivative Transactions. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund’s assets in a manner that raises senior security issues as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). In order to avoid creating a senior security and to limit the potential problems for leveraging of the Fund’s assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund’s liquid assets. To the extent required by SEC guidelines, the Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting (“covered”) position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not “covered.” Assets designated on the Fund’s records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid. As a result, the designation of a large portion of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure of a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Adviser may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund’s books and records (unless another interpretation is specified by applicable regulatory requirements).

Options. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index. The Fund may also engage in swaptions, which are options to enter into swaps.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Spread Option Transactions. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may purchase spread options from securities dealers. Such spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts and Options on Futures Contracts. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity, currency and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the

Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Currency Futures Contracts. The Fund may use currency-related derivative instruments for investment purposes or to hedge all or part of its foreign currency exposure. The use of currency-related derivative instruments by the Fund involves a number of risks, including the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. The Fund is subject to currency risk, the risk that foreign currencies will decline in value relative to the U.S. Dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. Dollar. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract. Additionally, although forward foreign currency contracts may be traded primarily in the OTC market, the Fund will normally purchase or sell OTC forward foreign currency contracts only when the Adviser reasonably believes a liquid secondary market will exist for a particular contract at any specific time.

When required by guidelines issued by the SEC and its staff, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund’s assets is so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Adviser’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

“Swap” Derivative Transactions. The Fund may enter into interest rate, credit default, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with its investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund may also engage in swaptions, which are options to enter into a swap transaction. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, such Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered illiquid. Moreover, to the extent the Fund’s exposure to the counterparty is not fully collateralized, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 (“IRC”) may limit the Fund’s ability to use swap agreements. For a discussion of the use of and risks associated with total return swaps and credit default swaps, please see discussion immediately below under the heading “Credit Derivatives.”

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which was enacted in 2010 in response to volatility in the financial markets, sets forth new requirements for certain OTC derivatives, including swaps. Under Dodd-Frank regulations, certain swap transactions in which the Fund may engage must be executed through swap execution facilities or registered exchanges, cleared through regulated clearinghouses and publicly reported. Furthermore, many swap participants are now subject to additional regulations including certain minimum capital and margin requirements.

The requirements of Dodd-Frank are still being implemented through regulations adopted primarily by the SEC and CFTC, and certain regulations have prescribed phase-in periods. While only certain swap transactions currently require central clearing, it is expected that central clearing will be required for additional instruments under regulations adopted by the CFTC until the majority of the swaps market is subject to central clearing. In addition, additional regulations adopted in implementing Dodd-Frank may increase collateral requirements for certain swaps, which could adversely affect the Fund’s ability to use these instruments. These collateral requirements could force the Fund to terminate new or existing swap agreements or realize amounts to be received under the swaps at inopportune times. It is currently impossible to determine the complete impact of Dodd-Frank and related regulations on the Fund. Additional regulations may adversely affect the Fund’s ability to enter into swap transactions or increase the costs of entering into these transactions, which may hurt the Fund’s returns and negatively affect the Fund’s ability to achieve its investment objective.

Credit Derivatives. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by a standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund’s exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.

Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the prospectus, the Adviser may use additional derivative instruments and employ other hedging or risk management techniques. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations, operating policies, and applicable regulatory authorities.

Duration. Duration was developed as a more precise alternative to the concept of “maturity” for a debt security or portfolio of debt securities. Traditionally, a debt security’s maturity has been used as a proxy for the sensitivity of the debt security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, maturity measures only the time until a debt security provides its final payment, taking no account of the expected timing of the security’s principal and interest payments prior to maturity. In contrast, duration incorporates a bond’s yield, coupon interest payments, final maturity, and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions may lengthen the duration of the Fund’s portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and may have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

There are some situations where even the standard duration calculation does not completely reflect the interest rate exposure or projected cash flows of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure and duration correspond to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

D.    Fixed Income Securities. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

E.    Municipal Securities. Municipal securities are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and may be exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

Tax exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are backed by the issuer’s full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

The Adviser considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

F.    U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall.

G.    Mortgage-Backed Securities and Mortgage Loans. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

The Fund may enter into repurchase agreements that are collateralized by residential, multifamily or commercial mortgage loans, home equity loans, servicing rights in respect of mortgage loans, and direct or indirect interests in mortgage loans. The collateral may include both fixed-rate mortgages and adjustable rate mortgages (“ARMs”). When interest rates decline, the value of a fixed-rate mortgage can be expected to rise. Conversely, when interest rates rise, the value of a fixed-rate mortgage can be expected to decline. Both fixed-rate mortgage loans and ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, mortgagors may refinance fixed-rate mortgages at lower interest rates. ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant or decline because the availability of fixed-rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. There can be no certainty as to the rate of prepayments on the fixed-rate mortgages or ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. Finally, all mortgage loans may be affected by changes in the value of the property securing the mortgage.

H.    Collateralized Mortgage Obligations (“CMOs”). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

I.    Zero Coupon and Pay-in-Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay- in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest.

Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

J.    Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

(1)    Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time at a stated or variable interest rate.

(2)    Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

(3)    Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

K.    Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

L.    Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a security or other asset and the seller agrees to repurchase the security or other asset at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience delays or an inability to liquidate the underlying security, resulting in a potential loss in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers or their affiliates determined by the Adviser to be creditworthy (each a “Counterparty”). The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

Repurchase agreements may be collateralized with securities or other assets. To the extent that the Fund enters into repurchase agreements collateralized by cash; obligations of the U.S. government or by an agency of the U.S. government (which may be of any maturity); and securities that at the time the repurchase agreement is entered into are rated in the highest rating category by at least one nationally recognized statistical rating organization or, if unrated, determined by the Board (or the Adviser if so delegated by the Board) to be of comparable quality (collectively, “Qualifying Collateral”); and otherwise satisfies the requirements of Rule 5b-3 under the 1940 Act, the acquisition of the repurchase agreement will be deemed to be the acquisition of the underlying securities for purposes of Sections 5 and 12(d)(3) of the 1940 Act. To the extent that a repurchase agreement is collateralized by other than Qualifying Collateral (hereinafter, “Non-Qualifying Collateral”), the acquisition of the repurchase agreement will be deemed to be the acquisition of the securities of the Counterparty for purposes of Sections 5 and 12(d)(3) of the 1940 Act. For this reason, with respect to any one broker or its affiliates in the aggregate, the Fund will not invest more than 5% of its total assets in repurchase agreements collateralized by Non-Qualifying Collateral and other securities issued by the same broker-dealer.

M.    Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

N.    Floating Rate, Inverse Floating Rate, and Index Obligations. The Fund may invest without limitation in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These floating rate, inverse floating rate and index obligations are considered to be instruments which are commonly known as derivatives. They may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. The Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent the Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses. See, “Derivative Instruments” above.

Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.

O.    Securities Lending. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 33% of the value of the Fund’s net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate the financial institution to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser, or other affiliated person. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

P.    Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Q.    Investment Company Securities. The Fund may invest substantially in the securities of other investment companies, including other mutual funds, money market funds, exchange-traded funds (“ETFs”)

and closed-end funds that invest in a broad range of equity securities, fixed income securities, derivatives, or illiquid securities. When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests. Shareholders may also incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, the Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.

The 1940 Act generally restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits. As a result, the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund. At certain times, an underlying fund may limit the Fund’s ability to sell its shares of the underlying fund. In these cases, such investments will be considered illiquid.

The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds, other than by a proportional vote on matters submitted to shareholders of the fund. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund.

Closed-End Funds. The Fund may invest substantially in closed-end funds and preferred stock issued by closed-end funds. Shares of common stock of closed-end funds frequently trade at a discount from net asset value (“NAV”). Moreover, a closed-end fund’s articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting the fund’s possible conversion to open-end status and limiting the ability of other persons to acquire control of the fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Fund) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that the closed-end fund’s NAV will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those closed-end funds whose shares were purchased by the Fund at a premium.

Should any of the closed-end funds convert to open-end status, the Fund will retain common shares unless a determination is made by the adviser that the retention of such shares would be detrimental to the Fund. In the unlikely event that a closed-end fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss to the Fund because shares of open-end funds trade at NAV. In addition, to the extent that the converted closed-end fund creates additional common shares when interest rates have declined and invests in lower yielding securities, the Fund may experience a reduction of the average yield of its retained shares in that fund caused by the acquisition of lower coupon investments. Shares of many closed-end funds are thinly traded, and therefore may be more volatile and subject to greater price fluctuations than shares with greater liquidity. Another risk generally associated with common shares of closed-end funds is that many closed-end funds leverage their assets in an attempt to enhance their yield at the expense of increased volatility.

R.    Bank Loans. The Fund (or the mutual funds in which the Fund invests) may invest in bank loans. Bank loans are typically originated, negotiated and structured by a U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”).

The Agent typically administers and enforces the bank loan on behalf of the other Loan Investors in the syndicate. The Fund may invest in bank loans that are structured as senior floating rate debt securities, or loan participation interests.

Loan participation interests primarily take the form of assignments purchased in the primary or secondary market from the Loan Investors. Loan participation interests typically will result in the Fund having a contractual relationship only with the Loan Investor, not with the underlying borrower. As a result, the Fund will receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation interest and, usually, only upon receipt by such Loan Investor of payments from the underlying borrower. The Fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other Loan Investors through set-offs against the borrower. Therefore, the Fund will not directly benefit from any collateral that supports the underlying loan. As a result, the Fund may assume the credit risk of both the underlying borrower and the Loan Investor selling the loan participation interest. The Fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrow; however, as the holder of a loan participation interest, the Fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In the process of buying, selling and holding bank loans (whether structured as participation interests or as floating rate debt securities), the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a bank loan it may receive a facility fee and when it sells a bank loan it may pay a facility fee. On an ongoing basis, the Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a bank loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a bank loan by the borrower.

The Fund will be subject to the risk that collateral securing a bank loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the bank loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. In addition, if the Loan Investor from whom the Fund purchased a loan participation interest is involved in a bankruptcy proceeding, the Fund may be treated as a general creditor of such Loan Investor even if the underlying loan itself is secured. If the Fund’s interest in loan collateral is invalidated or if the Fund is subordinated to other debt of a borrower or a Loan Investor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of bank loans.

From time to time the Adviser and/or its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in bank loans to or acquire them from the Fund or may be intermediate participants with respect to bank loans in which the Fund owns interests. Such banks may also act as Agents for bank loans held by the Fund.

The Fund will only acquire loan participation interests if the borrower and/or Loan Investor selling the interests, and any other persons interpositioned between the Fund and the borrower or Loan Investor, at the time of investment has outstanding debt or deposit obligations rated high yield or higher (i.e., rated C or higher, but not in default) based on a nationally recognized rating agency, or determined by the adviser to be of comparable quality.

S.    Equity Securities. Equity securities in which the Fund may invest include U.S. and foreign common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.

Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Rights are similar to warrants, but normally have shorter durations.

T.    Collateralized Debt and Loan Obligations (CDOs and CLOs). The Fund may invest in CDOs and CLOs. CDOs are securitized interests in pools of loan or debt instruments, generally non-mortgage debt. CDOs are issued with a variety of classes or series (“tranches”), which have different maturities and seniority. Tranches are paid based either on the cash flows or the market value of the underlying instruments. Should those cash flows or market value prove inadequate, tranches are paid according to seniority.

A CLO is a type of collateralized debt obligation that is backed exclusively by loans. A CLO is typically structured as a trust, and is collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Investments in CDOs and CLOs are subject to the same risks as direct investments in the underlying loan and debt securities, including credit risk. Further, in the event of a bankruptcy or other default of an entity who issued the CDO or CLO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

U.    Foreign Currency. The Fund’s Adviser may trade foreign currencies, including to hedge against currency movements in the various markets in which foreign issuers are located. The value of the Fund’s foreign securities may be subject to the risk of adverse changes in currency exchange rates and any strategy involving currency related transactions may not be successful.

V.    Real Estate Investment Trusts. A real estate investment trust (“REIT”) is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts.

W.    Real Estate Investment Risk. The Fund’s investment (either directly or indirectly through underlying funds) in companies that invest in real estate, such as REITs or other types of companies in the real estate industry, will expose the Fund to the risks of owning real estate directly and risks associated with the real estate industry in general. These risks include economic downturns that have a negative effect on real estate markets, possible lack of available financing, and changes in interest rates or property values. The properties REITs typically invest in include retail and industrial facilities, hotels, healthcare facilities, and apartment and office buildings. The value of interests in a REIT may be negatively affected by decreases in the value of the underlying properties owned by the REIT, defaults of borrowers or tenants, decreases in market rates for rent, and other economic, political and regulatory matters affecting the real estate industry.

X.    Exchange-Traded Note (“ETN”) Risk. ETNs are typically unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index (less applicable fees). Owning an ETN reflects the risk of owning the assets that compose the market index the ETN is designed to track. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. The value of an ETN is also subject to the credit risk of the issuer. If a rating agency lowers the issuer’s credit rating, the value of the ETN will typically decline as a lower credit generally rating reflects a greater risk that the issuer will default on its obligations. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption of the ETN. There may be restrictions on the Fund’s right to redeem its investment in an ETN, because ETNs are generally intended to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

INVESTMENT LIMITATIONS

A.    Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1.    Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.    Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.    Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.    Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.    Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities, or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.    Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.    Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or securities issued by investment companies.

8.    Diversification. The Fund will not, with respect to 75% of the Fund’s assets, invest in the securities of any single issuer if, immediately after such investment, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), Government securities, and securities of other investment companies.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

In accordance with the Fund’s investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

B.    Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are non-fundamental (i.e., they are other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1.    Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.    Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.    Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

INVESTMENT ADVISER

The Fund’s Adviser, Miles Capital, Inc., was founded in 1982 and is located at 1415 28th St., Suite 200, West Des Moines, Iowa. The Adviser’s parent company is Miles Capital Holdings, Inc.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services to the Fund, the Adviser is entitled to an annual fee computed and accrued daily and paid monthly equal to 1.00% of the average daily net assets of the Fund.

The Adviser also has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that total annual operating expenses (portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); any amounts payable pursuant to a distribution or service plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940; any administrative and/or shareholder servicing fees payable pursuant to a plan adopted by the Board; expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business) do not exceed 1.75% of the Fund’s average daily net assets. The contractual agreement is in effect through April 30, 2019. Each waiver and expense reimbursement by the Adviser is subject to repayment by the Fund in the three years following the date the particular expense payment occurred, but only if such reimbursement can be achieved without exceeding the applicable Annual Limit in effect at the time of the expense payment or the reimbursement.

A discussion of the factors that the Board considered in renewing the Fund’s management agreement is contained in the Fund’s Annual Report to shareholders for the fiscal year ended December 31, 2017.

The following table sets forth the advisory fees paid by the Fund to the Adviser during the periods shown:

Fiscal Period Ended	Advisory Fees Accrued	Fees Waived and/or Expenses Reimbursed	Net Advisory Fees Paid
December 31, 2017	$180,984	$(40,938)	$140,046
December 31, 2016*	$93,310	$(103,581)	$(10,271)

*	For the period March 14, 2016 (commencement of operations) to December 31, 2016.

The Adviser retains the right to use the name “Miles” in connection with other investment companies or business enterprises with which the Adviser is or may become associated. The Trust’s right to use the name “Miles” automatically ceases ninety days after termination of the Management Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may pay certain financial intermediaries a fee for providing distribution-related shareholder services and/or for providing administrative service for shareholder accounts to the extent these intermediaries are allowed to do so by applicable statute, rule or regulation. If a financial intermediary were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial intermediaries may charge their customers fees (including commissions) for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the services will be lower than to those shareholders who do not. The Fund may occasionally purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

Steve Stotts is primarily responsible for making investment decisions for the Fund (the “Portfolio Manager”). As of December 31, 2017, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

Steve Stotts

Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	3	$35	0	$0

The Portfolio Manager is compensated by the Adviser for his services. The compensation consists of a fixed salary and company ownership distributions based on his percentage ownership of the Adviser. The Adviser also has a bonus program based on company and individual goals.

As set forth above, the Portfolio Manager may provide investment advisory and other services to clients other than the Fund. In addition, the Portfolio Manager may carry on investment activities for his own account and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, the Portfolio Manager may be engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which the Portfolio Manager will cause one or more other accounts to commit a larger percentage of his assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Managers commit to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the other accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for the other accounts.

It is generally the Adviser’s policy that investment decisions for all accounts managed by the Portfolio Manager be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts; and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis.

As of December 31, 2017, the Portfolio Manager’s ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Fund Shares (Class I Shares)
Steve Stotts	$10,000 - $50,000

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present	Current: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator, and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product. Chief Officer Corporate Development and Executive Vice President of NRS (2003 - present), GTC (2008 - present), Savings Banks Employees Retirement Association (2003 - present), and Advisors Charitable Gift Fund (2008 - present). Director, Lift Up Africa (2008 - present), Chair, Investment Committee of Massachusetts Council of Churches (2011 - present), minister member, Presbytery of Boston, Presbyterian Church (USA) (1975 - present).

Daniel J. Condon (1950) Independent Trustee, December 2002 to present	Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company, Jan. 2016-Dec. 2016; Chief Executive Officer of Standard Steel LLC, Aug. 2011- Dec. 2015;Director of Standard Steel Holdings Co., which owns Standard Steel LLC, Aug. 2011- Dec. 2016; President and CEO of International Crankshaft Inc., an automotive supply manufacturing company, 2004 to Aug. 2011; Director of International Crankshaft Inc., 2004 to Dec. 2016; Chairman of SMI Crankshaft, an automotive and truck supply company from July 2010 to Aug. 2011.

Gary E. Hippenstiel (1947) Chairman of the Audit and Pricing Committees; Independent Trustee, December 2002 to present

Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since November 2008.

Previous: Chairman of investment committee for the Diana Davis Spencer Foundation from October 2011 to May 2014; Chairman and Founder, Constitution Education Foundation from February 2011 to December 2016.

Nancy V. Kelly (1955) Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001-2017)

Stephen A. Little (1946) Independent Trustee, December 2002 to present	Current: President and founder of The Rose, Inc., a registered investment adviser, since April 1993. Previous: Chairman, Unified Series Trust, December 2004 to December 2016.

Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Bank of the Southeast, a full-service bank, since 1998; Chairman of The Lexington Convention and Visitors’ Bureau since 2011; Director of Lexington Chamber of Commerce since January 2017.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of 18 series.

The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present

Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC since 2013; President, Ultimus Managers Trust (“UMT”) since October 2013.

Previous: Vice President, UMT (April 2013 to October 2013); Chief Compliance Officer, The Huntington Funds (2005 to 2013), Huntington Strategy Shares (2012 to 2013), and Huntington Asset Advisors (2013); Vice President, Huntington National Bank (2001 to 2013).

Mark J. Seger (1962) Vice President, August 2017 to present	Current: Co-Founder, and Managing Director, Ultimus Fund Solutions, LLC, since 1999 (President 1999-2018 and Co-CEO since 2018), Williamsburg Investment Trust, Treasurer since 2008, Hussman Investment Trust, Treasurer since 2008.

Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC since December 2015; Treasurer and Chief Financial Officer of Capitol Series Trust since August 2014; Treasurer and Chief Financial Officer of Commonwealth International Series Trust since September 2015.

Previous: Manager, Fund Administration, Huntington Asset Services, Inc. (January 2011 to December 2015); Interim Treasurer and Chief Financial Officer of Unified Series Trust (August 2014 to November 2014); Assistant Treasurer of Unified Series Trust (May 2011 to August 2014).

Martin R. Dean (1963) Assistant Chief Compliance Officer, January 2016 to present

Current: Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC since January 2016; Chief Compliance Officer, Dupree Mutual Funds since August 2017; Chief Compliance Officer, Peachtree Alternative Strategies Fund since January 2017; Chief Compliance Officer, FSI Low Beta Absolute Return Fund since November 2016; Chief Compliance Officer, Cross Shore Discovery Fund since June 2016; Chief Compliance Officer, First Western Funds Trust since April 2016; Assistant Chief Compliance Officer of Ultimus Managers Trust since January 2016.

Previous: Anti-Money Laundering Officer and Chief Compliance Officer of The Huntington Funds (July 2013 to April 2013) and the Huntington Strategy Shares (July 2013 to March 2016); Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (July 2013 to December 2015); Director of Fund Accounting and Fund Administration Product at Citi Fund Services (January 2008 to June 2013).

Stacey Havens (1965) Relationship Manager, November 2009 to present

Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC since December 2015; Vice President of Capitol Series Trust since September 2013.

Previous: Vice President, Relationship Management, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (July 1993 to December 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016. Previous: Assistant Secretary, Unified Series Trust (2016-2017); Attorney, Cincinnati, OH (May 2009 to March 2016).

Carolyn Ford (1956) Assistant Secretary, March 2017 to present	Current: Paralegal, Ultimus Fund Solutions, LLC since March 2017. Previous: Huntington National Bank, Trust Department (2009-2012), Fiscal Officer Hamilton County Ohio (2012 to 2017).

Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since June 2011.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since May 2013; Chief Compliance Officer of Unified Series Trust, since October, 2004

*	The address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Audit and Pricing Committees of the Board. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also has served as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. Since 2002, he has served as President and director of the company. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chair of the Board. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Currently he is Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment product. He is a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He is an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and a member of the Board, Lift Up Africa. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007. She previously served as Senior Risk Officer of Huntington National Bank’s Risk Administration business segment. Prior to that, she served as Regulatory Reform Director of Huntington National Bank’s Risk Management business segment from March 2012 to August 2013, Chief Administrative Officer of Huntington’s Wealth Advisors, Government Finance, and Home Lending business segment from November 2010 to March 2012, and Executive Vice President of Huntington from December 2001 to November 2010. She is active as a community leader and she serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which serves as custodian of certain series of the Trust. Ms. Kelly received a B.S. from Hood College in 1977, and an M.B.A. in 1981 from Xavier University.

Independent Trustees Messrs. Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund. Ms. Kelly’s experience as an officer of one of the Trust’s custodial banks and former supervisor of one of the Trust’s administrators provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, Pricing Committee, and the Advisory Contract Renewal Committee as described below:

•	The Audit Committee consists of Independent Trustees Messrs. Hippenstiel, Condon, Tritschler and Grant. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the year ended December 31, 2017.

•	The Pricing Committee is responsible for reviewing and approving fair valuation determinations. The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing Committee met four times during the year ended December 31, 2017.

•	The Advisory Contract Renewal Committee is responsible for conducting due diligence on the initial approval and subsequent renewals of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board regarding approvals and renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which are provided by the investment advisers and sub- advisers and the Trust’s Administrator. The Committee also conducts interviews of advisers and sub-advisers to the Trust. The Advisory Contract Renewal Committee is comprised of all of the Trustees, although at least two Independent Trustees are required to establish a quorum. This Committee held four meetings during the year ended December 31, 2017.

Each Committee typically meets at least quarterly, and reviews reports provided by administrative service providers, legal counsel and independent accountants. The Committees report directly to the Board. The

Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub- advisers. Periodically, the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;

•	Assess how Trust personnel monitor and evaluate risks;

•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials, and other information. In general, each series of the Trust has a contract renewal once each year. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)	Code of Ethics review

(3)	NAV Errors, if any

(4)	Distributor Compliance Reports

(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2017.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	None	$1 - $10,000
Daniel J. Condon	None	None
Kenneth G.Y. Grant	None	$10,001 - $50,000
Nancy V. Kelly	None	None

*	As of the date of this SAI, the Trust consists of 18 series.

Set forth below is the compensation paid during the last fiscal year to the Trustees and compensated officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Kenneth G.Y. Grant, Independent Trustee and Chairman of the Board	$2,262	$0	$0	$44,475
Daniel J. Condon, Independent Trustee	$1,812	$0	$0	$35,700
Gary E. Hippenstiel, Independent Trustee and Chairman of Audit and Pricing Committees	$2,262	$0	$0	$44,475
Nancy V. Kelly, Independent Trustee	$1,812	$0	$0	$35,700
Stephen A. Little, Independent Trustee	$1,812	$0	$0	$35,700
Ronald C. Tritschler, Independent Trustee	$1,812	$0	$0	$35,600
Lynn E. Wood, Chief Compliance Officer	$8,137	$0	$0	$139,987	[2]

1	As of the date of this SAI, the Trust consists of 18 series.
2	In addition to the CCO’s salary listed in the table, the Trust accrues amounts to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of March 31, 2018, Farmers Mutual Hail Insurance Company of Iowa* may be deemed to control the Fund.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. As of March 31, 2018, the following persons were determined to be principal shareholders of the respective class:

Class I Shares

Name and Address	% Ownership	Type of Ownership
Charles Schwab and Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6.47%	Record
IMT Insurance Company 4445 Corporate Drive, Ste 100 West Des Moines, IA 50266	24.02%	Record
Nabank & Co. P.O. Box 2180 Tulsa, OK 74101	16.82%	Record
Farmers Mutual Hail Insurance Co. of IA 6785 Westown Pkwy Des Moines, IA 50266	43.06%	Record*

*	Farmers Mutual Hail Insurance Co. of IA owned 43.03% of the Fund.

Class N Shares

Name and Address	% Ownership	Type of Ownership
Steve S. Stotts and Kelley A. Stotts c/o Miles Capital, Inc. 1415 28th St., Suite 200 West Des Moines, IA 50266	80.11%	Record

Benjamin C. Steele IRA c/o Miles Capital, Inc. 1415 28th St., Suite 200 West Des Moines, IA 50266	19.81%	Record

As of March 31, 2018, the officers and Trustees as a group owned no shares of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal year ended December 31, 2017, the Fund’s portfolio turnover rate was 8%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Asset Services, LLC, subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board.

When you open an account with the Fund, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. For the fiscal year ended December 31, 2017, the Fund did not direct Fund brokerage transactions to brokers based on research services provided to the Adviser.

Over-the-counter transactions may be placed with broker-dealers if the Adviser is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Adviser; however, in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Adviser.

The following table sets forth the brokerage commissions paid by the Fund on its portfolio brokerage transactions during the periods shown:

Fiscal Period End	Brokerage Commissions
December 31, 2017	$0
December 31, 2016*	$395

*	For the period March 14, 2016 (commencement of operations) to December 31, 2016.

The Trust, the Adviser and the Fund’s distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes, free of charge, by calling Shareholder Services at (844) 838-2120. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Trustees have adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third-parties prior to (i) the filing of the information with the SEC in a required filing, or (ii) the day after the information is posted to the Fund’s website. As described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s Chief Compliance Officer). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s Chief Compliance Officer. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

The Fund may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

DETERMINATION OF NET ASSET VALUE

The NAV of each class of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the prospectus. The Fund’s NAV per share for each class is computed by dividing the value of the securities held by the applicable class plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the class outstanding at such time.

Equity securities are generally valued by using market quotations. Exchange traded securities are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by a pricing service at the NASDAQ Official Closing Price. Options traded on major exchanges are valued at the last quoted sales price on their primary exchange or, if there is no sale on the applicable exchange on such day, then the last quoted bid price as of the close of such exchange will be used. If market quotations are not available, or if management or the Adviser considers the valuation unreliable due to market or other events, then the Fund will value its securities at their fair value, as of the close of regular trading on the NYSE, as determined by the Adviser in good faith according to guidelines established by the Board. The Trust maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing Committee of the Board. Any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing Committee will review all fair valued securities on a quarterly basis.

Fixed income securities are generally valued by using market quotations or a pricing service that utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If market quotations are not available or if management or the Adviser considers the valuation unreliable due to market or other events, then the Fund will value its securities at their fair value, as of the close of the regular trading on the NYSE, as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair market value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to an election filed by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares generally will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund would be subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon bonds or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of gains and losses that the Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses recognized in taxable years of the Fund beginning after December 31, 2010 may be carried forward indefinitely to offset any capital gains. As of December 31, 2017, the Fund did not have any unused capital loss carryforwards.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended December 31, 2017, the Fund did not defer any late year gains or losses.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, located at 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Asset Services, LLC (“UAS”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s transfer agent, fund accountant and administrator. Certain officers of the Trust are members of management and/or employees of UAS or its parent company, Ultimus Fund Solutions, LLC (“Ultimus”) or of the Distributor. Ultimus is also the parent company of the Distributor.

UAS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, UAS provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. UAS also provides the Fund with administration and compliance services, including all regulatory reporting and necessary office equipment, personnel and facilities.

For its transfer agency, fund accounting, and administrative services, UAS received the following fees from the Fund during the periods shown:

Fiscal Period Ended	Transfer Agency Fees	Fund Accounting Fees	Administrative Fees
December 31, 2017	$20,000	$24,750	$26,507
December 31, 2016*	$15,968	$19,760	$23,601

*	For the period March 14, 2016 (commencement of operations) to December 31, 2016.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd. (“Cohen”), located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending December 31, 2018. Cohen will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested.

DISTRIBUTOR

Unified Financial Securities, LLC, located at 9465 Counselors Row, Suite 200, Indianapolis, IN 46240, is the exclusive agent for distribution of shares of the Fund. An officer of the Trust is also an officer of the

Distributor and may be deemed to be an affiliate of the Distributor. The Distributor and UAS are wholly-owned subsidiaries of Ultimus Fund Solutions, LLC.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Trust, with respect to the Fund, has adopted a Distribution Plan (the “Plan”) for its Class N shares pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on November 9, 2015, called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Distributor, the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Class N shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of Class N shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. Pursuant to the Plan, the Board reviews a written report each quarter of the distribution expenses incurred on behalf of the Fund. For the fiscal year ended December 31, 2017, Class N shares of the Fund paid distribution fees of $33 under the Plan.

PROXY VOTING POLICIES

The Board of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or sub-adviser’s) proxy voting policies. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of a Fund’s shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. Given that the Adviser’s investment process emphasizes those companies where management has proven to add shareholder value, votes will generally be cast in accordance with the recommendation of management. However, specific corporate recommendations may not always be in the best interest of the shareholder. The portfolio manager(s) must give special consideration to such things as reverse stock splits, employee stock option plans, compensation plans, consulting agreements with insiders, or conflicts with directors acting as vendors. Each item will be considered on its own merits. Portfolio managers will give special consideration to social issues and corporate responsibility issues in light of how an issue may affect shareholder value and vote in the best interest of the client.

More information. You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (844) 838- 2120 or by writing to Ultimus Asset Services, LLC, the Fund’s transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from the Fund’s documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Funds with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

FINANCIAL STATEMENTS

The financial statements and the report of the Independent Registered Public Accounting Firm required to be included in this SAI are incorporated herein by reference to the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2017 (File No. 811-21237). You can obtain the Annual Report, without charge, upon written request or by calling Shareholder Services at (844) 838-2120.

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation

	1.	Agreement and Declaration of Trust as filed with the State of Ohio on October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

	2.	Amendment No. 28 to Agreement and Declaration of Trust as filed with the State of Ohio on December 18, 2017 – Filed with Registrant’s registration statement on Form N-1A dated December 18, 2017 and incorporated herein by reference.

(b)	By-laws adopted. As of October 17, 2002 – Filed with Registrant’s initial registration statement on Form N-1A dated October 21, 2002 and incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders. None.

(d)	Investment Advisory Contracts.

	1.	Copy of Registrant’s Amended and Restated Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

	2.	(a)	Copy of Registrant’s Management Agreement with Financial Counselors, Inc. with regard to the FCI Bond Fund approved June 13, 2005 – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

		(b)	Copy of Operating Expense Limitation Agreement with Financial Counselors, Inc. regarding fee waiver and expense reimbursement with respect to the FCI Bond Fund – Filed with the Registrant’s registration statement Form N-1A dated January 26, 2018 and incorporated herein by reference.

	3.	Copy of Registrant’s Amended and Restated Management Agreement with Iron Financial, LLC dated November 10, 2008 with regard to the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2009 and incorporated herein by reference.

	4.	(a)	Copy of Registrant’s Amended and Restated Management Agreement with Pekin Singer Strauss Asset Management, Inc. with regard to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 28, 2015 and incorporated herein by reference.

		(b)	Copy of Operating Expense Limitation Agreement with Pekin Singer Strauss Asset Management, Inc. regarding fee waiver and expense reimbursement with respect to the Appleseed Fund - Filed with Registrant’s registration statement on Form N-1A dated January 26, 2018 and incorporated herein by reference.

	5.	(a)	Copy of Registrant’s Management Agreement with Symons Capital Management, Inc. with regard to the Symons Value Institutional Fund – Filed with Registrant’s registration statement on Form N-1A dated December 14, 2006 and incorporated herein by reference.

		(b)	Copy of Side Letter Agreement with Symons Capital Management, Inc. regarding fee waiver and expense reimbursement with respect to the Symons Value Institutional Fund and the Symons Concentrated Small Cap Value Institutional Fund for the period ending March 31, 2022 – Filed with Registrant’s registration statement on Form N-1A dated March 30, 2017 and incorporated herein by reference.

	6.	(a)	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

		(b)	Copy of Registrant’s Amended and Restated Management Agreement with Dean Investment Associates, LLC with regard to the Dean Mid Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

		(c)	Copy of Operating Expense Limitation Agreement with Dean Investment Associates, LLC regarding fee waiver and expense reimbursement with respect to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund for the period ending July 31, 2018. – Filed with Registrant’s registration statement on Form N-1A dated

July 29, 2017 and incorporated herein by reference.

7.	Copy of Registrant’s Management Agreement with Dean Investment Associates, LLC with regard to the Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 30, 2012 and incorporated herein by reference.

8.	Copy of amended Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC with regard to the Dean Mid Cap Value Fund and Dean Small Cap Value Fund – Filed with Registrant’s registration statement on Form N-1A dated July 28, 2016 and incorporated herein by reference.

9.	Copy of Registrant’s Management Agreement with SBAuer Funds, LLC with regard to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

10.	Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated September 17, 2012 and incorporated herein by reference.

11.	(a)	Copy of Registrant’s Management Agreement with Spouting Rock Fund Management with regard to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	(b)	Copy of Registrant’s Amendment to Management Agreement with Spouting Rock Fund Management with regard to the Spouting Rock/Convex Global Dynamic Risk Fund, – Filed with the Registrant’s registration statement on Form N-1A dated January 26, 2018 and incorporated herein by reference.

	(c)	Copy of Subadvisory Agreement between Spouting Rock Fund Management and Convex Capital Management LLC with regard to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N- 1A dated October 31, 2014 and incorporated herein by reference.

	(d)	Copy of Operating Expense Limitation Agreement with Spouting Rock Fund Management regarding fee waiver and expense reimbursement with respect to the Spouting Rock/Convex Global Dynamic Risk Fund, – Filed with the Registrant’s registration statement on Form N-1A dated January 26, 2018 and incorporated herein by reference.

12.	Copy of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated November 10, 2014 and incorporated herein by reference.

13.	(a)	Copy of Registrant’s Management Agreement with Iron Financial, LLC with regard to the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	(b)	Copy of Operating Expense Limitation Agreement with Iron Financial, LLC regarding fee waiver and expense reimbursement with respect to the Iron Equity Premium Income Fund, – Filed with the Registrant’s registration statement Form N-1A dated January 26, 2018 and incorporated herein by reference.

14.	(a)	Copy of Registrant’s Management Agreement with Miles Capital, Inc. with regard to the Miles Capital Alternatives Advantage Fund –Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

	(b)	Copy of Operating Expense Limitation Agreement with Miles Capital, Inc. regarding fee waiver and expense reimbursement with respect to the Miles Capital Alternatives Advantage Fund for the period ending April 30, 2018 – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2017 and incorporated herein by reference.

15.	(a)	Form of Registrant’s Management Agreement with Fisher Asset Management, LLC with regard to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

	(b)	Copy of Operating Expense Limitation Agreement with Fisher Asset Management, LLC regarding fee waiver and expense reimbursement with respect to the Tactical Multi-Purpose Fund – Filed with the Registrant’s registration statement Form N-1A dated December 29, 2017, and incorporated herein by reference.

16.	(a)	Form of Registrant’s Management Agreement with Selective Wealth Management, LLC regarding the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

	(b)	Form of Amendment to Management Agreement with Selective Wealth Management, LLC regarding the Selective

Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated December 28, 2017 and incorporated herein by reference.

(c) Form of Amendment to Management Agreement with Selective Wealth Management, LLC regarding the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 26, 2018 and incorporated herein by reference.

	17.	Copy of Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Dividend Growth Fund, the Crawford Dividend Opportunity Fund, and the Crawford Dividend Yield Fund, for the period ending April 30, 2018 – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2017 and incorporated herein by reference.

	18.	(a) Form of Registrant’s Management Agreement with Essex Investment Management Company, LLC with regard to the Essex Environmental Opportunities Fund – with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

(b) Form of Operating Expense Limitation Agreement with Essex Investment Management Company, LLC regarding fee waiver and expense reimbursement with respect to the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

	19.	(a) Form of Registrant’s Management Agreement with Crawford Investment Counsel, Inc. with regard to the Crawford Multi-Asset Income Fund – Filed with Registrant’s registration statement on Form N-1A dated September 12, 2017 and incorporated herein by reference.

(b) Copy of Operating Expense Limitation Agreement with Crawford Investment Counsel, Inc. regarding fee waiver and expense reimbursement with respect to the Crawford Multi-Asset Income Fund for the period ending April 30, 2021 - Filed with Registrant’s registration statement on Form N-1A dated September 12, 2017 and incorporated herein by reference.

	20.	(a) Form of Registrant’s Management Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

(b) Form of Operating Expense Limitation Agreement with Silk Invest Limited with regard to the Silk Invest New Horizons Frontier Fund - Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

(e)	Underwriting Contracts.

	1.	Copy of Registrant’s Distribution Agreement with Unified Financial Securities, Inc., dated December 18, 2002, as amended December 13, 2004 – Filed with Registrant’s registration statement on Form N-1A dated December 30, 2004 and incorporated herein by reference.

	2.	Copy of Registrant’s amended and restated Distribution Agreement with Unified Financial Securities, Inc., dated January 17, 2007 – Filed with Registrant’s registration statement on Form N-1A dated July 3, 2008 and incorporated herein by reference.

	3.	Copy of Distribution Agreement among Registrant, Crawford Investment Counsel, Inc. and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated April 29, 2016 and incorporated herein by reference.

	4.	Copy of Distribution Agreement among Registrant, SBAuer Funds, LLC and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2016 and incorporated herein by reference.

	5.	Copy of Distribution Agreement among Registrant, Symons Capital Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2016 and incorporated herein by reference.

	6.	Copy of Distribution Agreement between Registrant and Ultimus Fund Distributors, LLC, approved November 14, 2016 – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

	7.	Copy of Distribution Agreement among Registrant, Spouting Rock Fund Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	8.	Copy of Distribution Agreement among Registrant, Financial Counselors, Inc. and Unified Financial Securities,

LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	9.	Copy of Distribution Agreement among Registrant, Pekin Singer Strauss Asset Management and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	10.	Copy of Distribution Agreement among Registrant, Iron Financial, LLC and Unified Financial Securities, LLC, approved December 4, 2015 – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	11.	Copy of Distribution Agreement among Registrant, Dean Investment Associates, LLC and Unified Financial Securities, LLC, approved December 4, 2015 - Filed with Registrant’s registration statement on Form N-1A dated July 28, 2017 and incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodian Agreements.

	1.	Copy of Registrant’s Custodian Agreement with Huntington National Bank, dated December 18, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

	2.	(a) Copy of Registrant’s Custodian Agreement with U.S. Bank, N.A., dated September 23, 2005 – Filed with Registrant’s registration statement on Form N-1A dated September 30, 2005 and incorporated herein by reference.

(b) Amendment to Custodial Agreement between U.S. Bank, N.A. and Registrant, dated December 2005 – Filed with Registrant’s registration statement on Form N-1A dated December 7, 2005 and incorporated herein by reference.

	3.	Copy of Registrant’s Custodian Agreement with MUFG Union Bank, N.A. – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

(h)	Other Material Contracts.

	1.	Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 1, 2005 and incorporated herein by reference.

	2.	Amendment to Amended Mutual Fund Services Agreement between Registrant and Unified Fund Services, Inc., effective as of October 1, 2007 – Filed with Registrant’s registration statement on Form N-1A dated October 30, 2007 and incorporated herein by reference.

	3.	Third Amendment to Mutual Fund Services Agreement between Registrant and Huntington Asset Services, Inc. – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

	4.	Compliance Services Agreement between Registrant and Buttonwood Compliance Partners, LLC – Filed with Registrant’s registration statement on Form N-1A dated March 31, 2014 and incorporated herein by reference.

	5.	Registrant’s Investor Class Administrative Services Plan for the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	6.	(a) Registrant’s Investor Class Administrative Services Plan for the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

(b) Copy of Side Letter Agreement with Pekin Singer Strauss Asset Management, regarding agreement to waive receipt of payments under the plan relating to the Fund’s Investor Class until January 31, 2019 – Filed with Registrant’s registration statement on Form N-1A dated January 26, 2018 and incorporated herein by reference.

	7.	Revolving Credit Agreement between the Registrant and The Huntington National Bank – Filed with Registrant’s registration statement on Form N-1A dated April 1, 2013 and incorporated herein by reference.

	8.	Registrant’s Advisor Class Administrative Services Plan for the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	9.	Registrant’s Investor Class Administration Plan for the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated January 27, 2017 and incorporated herein by reference.

	10.	Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC – filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

	11.	Registrant’s Service Class Administrative Services Plan for the Silk Invest New Horizons Frontier Fund - Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

	12.	Registrant’s Service Class Administrative Services Plan for the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

(i)	Legal Opinion and Consent.

	1.	Legal opinion and consent: Legal opinion was filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and is incorporated herein by reference. The consent of Thompson Hine LLP is filed herewith.

(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm – Filed herewith.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements. Copy of Letter of Investment Intent from Unified Fund Services, Inc., dated December 30, 2002 – Filed with Registrant’s registration statement on Form N-1A dated December 31, 2002 and incorporated herein by reference.

(m)	Rule 12b-1 Plans.

	1.	Copy of Revised Rule 12b-1 Distribution Plan for Crawford Dividend Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated May 2, 2011 and incorporated herein by reference.

	2.	Copy of Rule 12b-1 Distribution Plan for FCI Value Equity Fund and FCI Bond Fund – Filed with Registrant’s registration statement on Form N-1A dated August 30, 2005 and incorporated herein by reference.

	3.	Copy of Rule 12b-1 Distribution Plan with respect to the Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

	4.	Copy of Rule 12b-1 Distribution Plan with respect to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

	5.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Strategic Income Fund – Filed with Registrant’s registration statement on Form N-1A dated December 5, 2008 and incorporated herein by reference.

	6.	Copy of Rule 12b-1 Distribution Plan with respect to the Advisor Class Shares of the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	7.	Copy of Rule 12b-1 Distribution Plan with respect to the Class C Shares of the Crawford Dividend Opportunity Fund and the Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	8.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Iron Equity Premium Income Fund. Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	9.	Copy of Rule 12b-1 Distribution Plan with respect to the Class N Shares of the Miles Capital Alternatives Advantage Fund. Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

	10.	Copy of Rule 12b-1 Distribution Plan with respect to the Investor Class Shares of the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

(n)	Rule 18f-3 Plan.

	1.	Copy of Amended and Restated Rule 18f-3 Plan for Crawford Dividend Growth Fund, Crawford Dividend Opportunity Fund, and Crawford Dividend Yield Fund – Filed with Registrant’s registration statement on Form N-1A dated April 28, 2015 and incorporated herein by reference.

	2.	Copy of Rule 18f-3 Plan for the Appleseed Fund –Filed with Registrant’s registration statement on Form N-1A dated January 28, 2011 and incorporated herein by reference.

	3.	Copy of Rule 18f-3 Plan for the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	4.	Copy of Amended and Restated Rule 18f-3 Plan for the Iron Strategic Income Fund and the Iron Equity Premium Income Fund – Filed with Registrant’s registration statement on Form N-1A dated October 13, 2015 and incorporated herein by reference.

	5.	Copy of Rule 18f-3 Plan for the Miles Capital Alternatives Advantage Fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

	6.	Copy of Rule 18f-3 Plan for the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

	7.	Rule 18f-3 Plan for the Silk Invest New Horizons Frontier Fund – Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

	8.	Rule 18f-3 Plan for the Selective Opportunity Fund – Filed with the Registrant’s registration statement on Form N-1A dated February 26, 2018 and incorporated herein by reference.

(o)	Reserved.

(p)	Codes of Ethics.

	1.	Registrant’s Code of Ethics – Filed with Registrant’s registration statement on Form N-1A on March 29, 2018 and incorporated herein by reference.

	2.	Code of Ethics for Senior Executive Officers – Filed with Registrant’s registration statement on Form N-1A dated March 29, 2018 and incorporated herein by reference.

	3.	Code of Ethics adopted by Unified Financial Securities, LLC and Ultimus Fund Distributors, LLC, as distributors to Registrant – Filed with Registrant’s registration statement on Form N-1A on December 2, 2016 and incorporated herein by reference.

(q)	Proxy Voting Policies.

	1.	Registrant’s Revised Proxy Voting Policy – Filed with Registrant’s registration statement on Form N-1A dated July 1, 2011 and incorporated herein by reference.

	2.	Proxy Voting Policy and Procedures adopted by Crawford Investment Counsel, Inc. – Filed with Registrant’s registration statement on Form N-1A dated December 29, 2003 and incorporated herein by reference.

	3.	Proxy Voting Policy and Procedures adopted by Financial Counselors, Inc. with regard to each of the FCI Funds – Filed with Registrant’s registration statement on Form N-1A dated June 15, 2005 and incorporated herein by reference.

	4.	Proxy Voting Policy and Procedures adopted by Pekin Singer Strauss Asset Management, Inc. as adviser to Appleseed Fund – Filed with Registrant’s registration statement on Form N-1A dated October 2, 2006 and incorporated herein by reference.

	5.	Updated Proxy Voting Policy and Procedures adopted by Symons Capital Management, Inc. as adviser to Symons Value Institutional Fund– Filed with Registrant’s registration statement on Form N-1A dated April 1, 2008 and incorporated herein by reference.

	6.	Proxy Voting Policy and Procedures adopted by Dean Investment Associates, LLC as adviser to the Dean Funds – Filed with Registrant’s registration statement on Form N-1A dated March 7, 2007 and incorporated herein by reference.

	7.	Proxy Voting Policy and Procedures adopted by SBAuer Funds, LLC as adviser to the Auer Growth Fund – Filed with Registrant’s registration statement on Form N-1A dated December 21, 2007 and incorporated herein by reference.

	8.	Proxy Voting Policy adopted by Convex Capital Management LLC as Subadviser to the Spouting Rock/Convex Dynamic Global Macro Fund – Filed with Registrant’s registration statement on Form N-1A dated October 31, 2014 and incorporated herein by reference.

	9.	Proxy Voting Policy adopted by Miles Capital, Inc. as adviser to the Miles Capital Alternatives Advantage fund – Filed with Registrant’s registration statement on Form N-1A dated January 20, 2016 and incorporated herein by reference.

	10.	Proxy Voting Policy adopted by Fisher Asset Management, LLC as adviser to the Tactical Multi-Purpose Fund – Filed with Registrant’s registration statement on Form N-1A dated January 17, 2017 and incorporated herein by reference.

11.	Proxy Voting Policy adopted by Selective Wealth Management, LLC as adviser to the Selective Opportunity Fund – Filed with Registrant’s registration statement on Form N-1A dated January 6, 2017 and incorporated herein by reference.

12.	Proxy Voting Policy adopted by Essex Investment Management Company, LLC as adviser to the Essex Environmental Opportunities Fund – Filed with Registrant’s registration statement on Form N-1A dated August 28, 2017 and incorporated herein by reference.

13.	Proxy Voting Policy adopted by Silk Invest Limited as adviser to Silk Invest New Horizons Frontier Fund - Filed with Registrant’s registration statement on Form N-1A dated February 23, 2018 and incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

MTC Holding Corp. owns 100% of Midwest Trust Company, which as of January 4, 2017 owned 98.10% of the FCI Bond Fund. MTC Holding Corp. also owns 100% of FCI Holding Co., which owns 100% of Financial Counselors, Inc. (the Fund’s investment adviser). Bradley Bergman owned 73% of MTC Holding Corp. as of January 4, 2017. As a result, the FCI Bond Fund may be deemed to be under common control with its investment adviser. Each of the above-named companies is organized under the laws of Kansas.

The Fund’s investment adviser, Dean Investment Associates LLC, is wholly owned by C.H. Dean, LLC, which is wholly owned by The C.H. Dean Companies, LLC. The Fund’s sub-adviser, Dean Capital Management, LLC, is controlled, by virtue of a 30% ownership in the sub-adviser, by C.H. Dean LLC. Dennis Dean and Terence Dean are deemed to control The C.H. Dean Companies, LLC and its wholly owned subsidiary, C.H. Dean, LLC by virtue of their controlling ownership interest in the companies. As of June 30, 2017, The C.H. Dean Companies, LLC owned 12.80% of the Dean Mid Cap Fund and Dennis Dean and Terence Dean each beneficially owned 17.18% each of the Dean Mid Cap Fund. As a result, the Dean Mid Cap Fund may be deemed to be under common control with its investment adviser and sub-adviser.

Fisher Asset Management, LLC, d/b/a Fisher Investments is a wholly-owned subsidiary of the holding company Fisher Investments, Inc. Mr. Fisher is the founder, Chairman, and Co-Chief Investment Officer of the Adviser, and is the majority shareholder of Fisher Investments, Inc. As such, he controls the Adviser. As of the commencement of operations of the Tactical Multi-Purpose Fund, the Adviser owned close to 100% of the shares of the Fund, and it is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Tactical Multi-Purpose Fund may be deemed to be under common control with its investment adviser. Fisher Asset Management, LLC is organized under the laws of Delaware and Fisher Investments, Inc. is organized under the laws of California.

Mr. Christopher Devlin is the Managing Member and majority shareholder of the Adviser, Selective Wealth Management, LLC. It is anticipated that substantially all of the shares of the Fund will be owned either by the Adviser or by clients of the Adviser as to whose accounts the Adviser has discretionary investment and voting authority. As a result, the Fund and Adviser may be deemed to be under common control. Selective Wealth Management, LLC is organized under the laws of Virginia.

Item 30. Indemnification.

Article VI, Section 6.4 of the Declaration of Trust of Unified Series Trust, an Ohio business trust, provides that:

Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

The Distribution Agreement with Ultimus Fund Distributors, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust.

The Distribution Agreement with Ultimus Fund Distributors, LLC further provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of Distributor or any agent or employee of Distributor or any other person for whose acts Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributor’s failure to comply with applicable laws and the Rules of FINRA.

The Distribution Agreement with Unified Financial Securities, LLC provides that the Trust, on behalf of each Fund, agrees to indemnify and hold harmless Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of Distributor or any such other person to comply with applicable law or the terms of this Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributor’s obligations and duties under this Agreement, for all of which exceptions Distributor shall be liable to the Trust. The Trust will advance attorneys’ fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Distribution Agreement with Unified Financial Securities, LLC further provides that the Distributor will indemnify, defend and hold harmless the Trust, the Trust’s several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, from and against any losses, claims, damages or liabilities. joint or several. to which any of them may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages, liabilities (or actions or proceedings in respect hereof) arise out of or are based upon, any breach of its representations and warranties in the Agreement, or which arise out of or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectuses, any Blue Sky Application or any application or other document executed by or on behalf of the Trust, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made in reliance upon and in conformity with written information furnished to the Trust or any or its several officers and Trustees by. or on behalf of, and with respect to, the Distributor specifically for inclusion therein, and will reimburse the Trust, the Trust’s several officers and Trustees, and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, for any legal or other expenses reasonably incurred by any of them in investigating. defending or preparing to defend any such action, proceeding or claim.

The Registrant may maintain a standard trustees and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its trustees and officers, and may cover the advisers and their affiliates, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of the Investment Advisers.

1.	Crawford Investment Counsel, Inc. (“Crawford”) serves as the investment adviser for the Crawford Dividend Growth Fund, the Crawford Dividend Opportunity Fund, and the Crawford Dividend Yield Fund, each a series of the Trust. John H. Crawford III serves as Founder, Chief Investment Officer and Portfolio Manager of Crawford. Further information about Crawford can be obtained from the Form ADV Part I available on the IAPD.

2.	Dean Investment Associates, LLC (“Dean”), serves as investment adviser to the Dean Funds. Stephen M. Miller serves as President and Chief Operating Officer of Dean, and each of Debra E. Rindler and Pamela Miller are executive officers. Further information about Dean can be obtained from its Form ADV Part I available on the IAPD.

3.	Dean Capital Management, LLC (“DCM”), serves as sub-adviser to the Dean Funds. Douglas Leach and Steven Roth serve as portfolio managers and are owners and members of Dean Capital Management, LLC. Further information about DCM can be obtained from its Form ADV Part I available on the IAPD.

4.	Financial Counselors, Inc. (“FCI”) serves as the investment adviser to the FCI Bond Fund. Mr. Roy E. Wiley serves as President, Owner and Chief Compliance Officer of FCI. Further information about FCI can be obtained from the Form ADV Part I available on the IAPD.

5.	Iron Financial, LLC serves as investment adviser to the Iron Funds. Mr. Aaron Izenstark is the President and Mr. Richard Lakin is the Chief Compliance Officer of Iron Financial. Further information about Iron Financial can be obtained from its Form ADV Part I available on the IAPD.

6.	Pekin Singer Strauss Asset Management, Inc. (“Pekin”) serves as investment adviser to the Appleseed Fund. Brandon Hardy, William Pekin, Adam Strauss, Joshua Strauss and Patrick Herrington all are executive officers. Further information about Pekin can be obtained from its Form ADV Part I available on the IAPD.

7.	Symons Capital Management, Inc. (“Symons”) serves as the investment adviser for the Symons Funds. Edward L. Symons, Jr. is the Director, Chairman and Founder, Colin E. Symons, CFA, is a Director, Chief Investment Officer, and Vicki Lynn Ellis and Frank L. Fournier each are executive officers of Symons. Further information about Symons can be obtained from the Form ADV Part I available on the IAPD.

8.	SBAuer Funds, LLC (“SBA”) serves as investment adviser to the Auer Growth Fund. Mr. David Gilreath and Mr. Ronald Brock are executive officers of SBA and members of Sheaff Brock Investment Advisors, LLC. Further information about SBA and Sheaff Brock can be obtained from their respective Forms ADV Part I available on the IAPD

9.	Spouting Rock Fund Management (“Spouting Rock”) serves as adviser to the Spouting Rock/Convex Dynamic Global Macro Fund. Blakely C. Page is the President of Spouting Rock. Further information about Spouting Rock can be obtained from its Form ADV Part I available on the IAPD.

10.	Convex Capital Management LLC (“Convex”) serves as sub-adviser to the Spouting Rock/Convex Dynamic Global Macro Fund. Saumen Chattopadhyay is the Managing Member of Convex. Further information about Convex can be obtained from its Form ADV Part I available on the IAPD.

11.	Miles Capital, Inc. (“Miles”) serves as adviser to the Miles Capital Alternatives Advantage Fund. David Miles is the Chairman of Miles and Gregory Boal is the Chief Executive Officer of Miles. Further information about Miles can be obtained from its Form ADV Part I available on the IAPD.

12.	Fisher Asset Management, LLC d/b/a Fisher Investments, the adviser to the Tactical Multi-Purpose Fund, provides investment advisory services for large corporations, pension plans, endowments, foundations, governmental agencies and individuals. To the knowledge of Registrant, none of the directors or officers of Fisher Investments is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Further information about Fisher Asset Management can be obtained from its Form ADV Part I available on the IAPD.

13.	Essex Investment Management Company, LLC (“Essex”) serves as the adviser to the Essex Environmental Opportunities Fund. Joseph McNay is Managing Member and Chairman, and owner of Essex, and Stephen Cutler, Michael McCarthy, Beth Prial and Robert J. Uek are each executive officers of Essex. Further information about Essex can be obtained from its Form ADV Part I available on the IAPD.

14.	Selective Wealth Management, LLC (“Selective Wealth”) serves as the adviser to the Selective Opportunity Fund. Selective Wealth is owned and controlled by Christopher Devlin. Further information about Selective Wealth can be obtained from its Form ADV Part I available on the IAPD.

15.	Silk Invest Limited (“Silk Invest”) serves as the adviser to the Silk Invest New Horizons Frontier Fund. Silk Investment Management Ltd. is a majority owner of Silk Invest. Zin El Abidin Bekkali owns a controlling interest in Silk Investment Management Ltd. Mr. Bekkali is also the Chief Executive Officer & Group CIO of Silk Invest. Further information about Silk Invest can be obtained from its Form ADV Part I available on the IAPD.

Item 32. Principal Underwriters.

(a)

Unified Financial Securities, LLC is the principal underwriter for some series of the Trust. Unified Financial Securities, LLC also serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Yorktown Funds, Bruce Fund, Inc., Commonwealth International Series Trust, Capitol Series Trust, Unified Series Trust, Valued Advisers Trust, Cross Shore Discovery Fund, and HC

Capital Trust.

(b)	The directors and officers of Unified Financial Securities, LLC. are as follows:

(1) Name and Principal Business Address	(2) Positions and Offices with Distributor	(3) Positions and Offices With Registrant
Kevin Guerette1	President	None

Stephen L. Preston1	Chief Compliance Officer	None

Stephen L. Preston1	AML Officer	AML Officer

Karen E. Cunningham2	Financial and Operations Principal	None

1	The principal business address of this individual is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
2	The principal business address of this individual is 9465 Counselors Row, Suite 200, Indianapolis, IN 46240.

(c)	Not applicable.

2.	(a)

Ultimus Fund Distributors, LLC is a principal underwriter for some series of the Trust. Ultimus Fund Distributors, LLC also serves as a principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

AlphaMark Investment Trust

CM Advisors Family of Funds

Caldwell Orkin Funds, Inc.

Centaur Mutual Funds Trust

Chesapeake Investment Trust

Conestoga Funds

Essex Environmental Opportunities Fund*

Eubel Brady & Suttman Mutual Fund Trust

First Western Funds Trust

Hedeker Strategic Appreciation Fund

Hussman Investment Trust

Oak Associates Funds

Papp Investment Trust

Peachtree Alternative Strategies Fund**

Piedmont Investment Trust

FSI Low Beta Absolute Return Fund**

Selective Opportunity Fund*

Schwartz Investment Trust

TFS Capital Investment Trust

Tactical Multi-Purpose Fund*

The Cutler Trust

The Investment House Funds

WST Investment Trust

Williamsburg Investment Trust

Wilshire Mutual Funds, Inc.

Wilshire Variable Insurance Trust

Ultimus Managers Trust

*   Part of UST

**   Closed End Funds

(b)	The directors and officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin Guerette	President	None
Mark J. Seger	Treasurer/Secretary	Vice President
Kurt B. Krebs	Financial Operations Principal	None
Stephen L. Preston	Chief Compliance Officer	AML Compliance Officer

The address of the Distributor and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

Item 33. Location of Accounts and Records.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Will maintain physical possession of the accounts, books, and other documents required to be maintained by Rule 31a-(b)(1), 31a-1(b) (2), and 31a-1(b)(4) through 31a-1(b)(11).

Huntington National Bank

41 South High Street

Columbus, OH 43215

U.S. Bank, National Association

1555 N. Rivercenter Drive

Milwaukee, WI 53212

MUFG Union Bank, N.A.

350 California Street, Suite 2018

San Francisco, CA 94104

Will maintain physical possession of accounts, books, and other documents required to be maintained by Rule 31(b)(3) for each separate series for which the entity acts as custodian.

Unified Financial Securities, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Will maintain physical possession of the accounts, books, and other documents required to be maintained by a principal underwriter under by Rule 31a-1(d) for each separate series for which the entity acts as principal underwriter.

Pekin Singer Strauss Asset Management, Inc.

161 N. Clark Street, Suite 2200

Chicago, IL 60601

SB Auer Funds, LLC

8801 River Crossing Blvd., Suite 100

Indianapolis, IN 46240

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

Dean Investment Associates, LLC

3500 Pentagon Blvd., Suite 200

Beavercreek, OH 45431

Dean Capital Management, LLC

7400 West 130th Street, Suite 350

Overland Park, KS 66213

Essex Investment Management Company, LLC

125 High Street, 18th Floor

Boston, MA 02110

Financial Counselors, Inc.

5901 College Blvd., Suite 110

Overland Park, KS 66211

Fisher Asset Management, LLC

5525 NW Fisher Creek Drive

Camas, WA 98607

Iron Financial, LLC 630

Dundee Rd., Suite 200

Northbrook, IL 60062

Miles Capital, Inc.

1415 28th Street, Suite 200 West

Des Moines, IA 50266

Spouting Rock Fund Management

925 W. Lancaster Avenue, Suite 250

Bryn Mawr, PA 19010

Convex Capital Management LLC 4200

Cantera Drive, Suite 203

Warrenville, IL 60555

Silk Invest Limited

78 Cannon Street

London, EC4N 6HL

Symons Capital Management, Inc.

650 Washington Road, Suite 800

Pittsburgh, Pennsylvania 15228

Selective Wealth Management, LLC

828 Main St., Suite 1703

Lynchburg, VA 24504

Each adviser (or sub-adviser) will maintain physical possession of the accounts, books and other documents required to be maintained by Rule 31a-1(f) at the address listed above for each separate series of the Trust that the adviser manages.

Item 34. Management Services - None.

Item 35. Undertakings

Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant’s outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the Securities Exchange Act of 1934, as though Section 16(c) applied.

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Registrant hereby undertakes to carry out all indemnification provisions of its Declaration of Trust in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended (“1933 Act”), may be permitted to trustees, officers and controlling person of the Registrant pursuant to the provision under Item 30 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnati and the State of Ohio on April 25, 2018.

UNIFIED SERIES TRUST

By:	/s/ David R. Carson*
David R. Carson, President

Attest:

By: /s/ Zachary Richmond*
Zachary Richmond, Treasurer and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ David R. Carson*	President	April 25, 2018
Dave Carson

/s/ Zachary Richmond*	Treasurer and CFO	April 25, 2018
Zachary Richmond

/s/ Daniel Condon*	Trustee	April 25, 2018
Daniel Condon

/s/ Gary E. Hippenstiel*	Trustee	April 25, 2018
Gary E. Hippenstiel

/s/ Stephen Little*	Trustee	April 25, 2018
Stephen Little

/s/ Ronald Tritschler*	Trustee	April 25, 2018
Ronald Tritschler

/s/ Nancy V. Kelly*	Trustee	April 25, 2018
Nancy V. Kelly

/s/ Kenneth Grant*	Trustee	April 25, 2018
Kenneth Grant

* /s/ Bo J. Howell
Bo J. Howell, Attorney in Fact

*	Signed pursuant to a Power of Attorney dated March 15, 2016 and filed with Registrant’s registration statement on Form N-1A on March 29, 2016 and incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Description

EX.99.i	Consent of Legal Counsel

EX.99.j	Consent of Independent Registered Public Accounting Firm